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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       September 1, 1998
                                                  -----------------------------


                             OptimumCare Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                        0-17401                   33-0218003
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



            30011 Ivy Glenn Drive, Suite 219, Laguna Niguel, CA 92677
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (714) 495-1100
                                                    ---------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not applicable.


ITEM 5. OTHER EVENTS.

        Stock Repurchase Program. On September 1, 1998 Board of Directors of the Company amended a plan whereby the Registrant may purchase through open market transactions an additional 500,000 shares of its common stock over the next twelve months. The Company intends to commence purchasing shares of its common stock on or after September, 1998. All such purchases are intended to be in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Not applicable.


ITEM 8. CHANGE IN FISCAL YEAR.

        Not applicable.


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not applicable.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OptimumCare Corporation
                                          (Registrant)



Date: September 1, 1998                   By: /s/ EDWARD A. JOHNSON
                                              ----------------------------------
                                              Edward A. Johnson, Chairman of the
                                              Board and Principal Financial
                                              Officer